Loan Deferral Update September 28, 2020

FORWARD LOOKING STATEMENTS Certain statements contained in this presentation that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. These statements include, among others, statements regarding our strategy; evaluations of interest rate trends and future liquidity; expectations as to changes in assets, deposits and results of operations; the impact of the COVID-19 pandemic; future operations, market position and financial position; and prospects, plans and objectives of management. You should not place undue reliance on our forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond the Company's control. Forward-looking statements are based on the current assumptions and beliefs of management and are only expectations of future results. The Company's actual results could differ materially from those projected in the forward- looking statements as a result of, among other factors, the negative impacts and disruptions of the COVID-19 pandemic and measures taken to contain its spread on our employees, customers, business operations, credit quality, financial position, liquidity and results of operations; the length and extent of the economic contraction as a result of the COVID-19 pandemic; continued deterioration in employment levels, general business and economic conditions on a national basis and in the local markets in which the Company operates; changes in customer behavior; the possibility that future credit losses are higher than currently expected due to changes in economic assumptions, customer behavior or adverse economic developments; turbulence in the capital and debt markets; changes in interest rates; increases in loan defaults and charge-off rates; decreases in the value of securities and other assets; changes in loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and investments; competitive pressures from other financial institutions; operational risks including, but not limited to, cybersecurity incidents, fraud, natural disasters and future pandemics; changes in regulation; reputational risk relating to the Company’s participation in the Paycheck Protection Program and other pandemic-related legislative and regulatory initiatives and programs; risks that goodwill and intangibles recorded in the Company’s financial statements will become impaired; the risk that the Company’s deferred tax asset may not be realized; risks related to the identification and implementation of acquisitions, dispositions and restructurings; changes in assumptions used in making such forward-looking statements; and the other risks and uncertainties detailed in the Company’s Annual Report on Form 10-K and updated in the Company’s Quarterly Reports on Form 10-Q and other filings submitted to the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made. 2

RESIDENTIAL MORTGAGE DEFERRALS

Total Original Residential Mortgage Deferrals - ~$220 million

Expired Deferrals - ~$105 million

Resumed Payment / Paid Off - ~$105 million

Delinquent - <$1 million

Active Deferrals - ~$115 million

PROGRAM	INVOLVEMENT AND IMPACT

RESIDENTIAL MORTGAGE DEFERMENT PROGRAM	▪ Principal and interest payments on qualifying mortgage loans are deferred for three months (loan term is extended three months), with ability to extend an additional three months
	▪ Originally deferred approximately $220 million of residential mortgage loans
	  ▪ Currently approximately 50% are back in repayment
	  ▪ Less than $1 million of loans are delinquent following the deferral period
	  ▪ Remainder still in deferment period with many coming due in 4Q20

Note: deferral amounts are rounded to the nearest $5 million

3

BOSTON PRIVATE
WEALTH · TRUST · PRIVATE BANKING

COMMERCIAL & INDUSTRIAL LOAN DEFERRALS

Total Original Commercial & Industrial Deferrals - ~$125 million		
Expired Deferrals - ~$55 million		Active Deferrals - ~$75 million
Resumed Payment / Paid Off - ~$55 million	Delinquent - $0	

PROGRAM	INVOLVEMENT AND IMPACT

COMMERCIAL DEFERMENT PROGRAM	▪ Offered qualified Commercial & Industrial borrowers principal payment deferral for six months, with the deferred principal added to the last payment
	▪ Originally deferred approximately $125 million in Commercial & Industrial loans
	  ▪ Currently approximately 45% are back in repayment
	  ▪ Currently all loans have resumed payment following the deferral expiring
	  ▪ Remainder still in deferment period with many coming due in 4Q20

Note: deferral amounts are rounded to the nearest $5 million

4

BOSTON PRIVATE
WEALTH · TRUST · PRIVATE BANKING